UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

Commission File Number 000-54530

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices)

424-238-4589

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  /_/

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable.

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Item 1.01 – Entry Into a Material Definitive Agreement.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On September 30, 2019, GBT Technologies Inc. (the “Company”) entered into an Asset Purchase Agreement with Surge Holdings, Inc., a Nevada corporation (“SURG”) pursuant to which the Company agreed to sell and assign to SURG, all the assets and certain specified liabilities, of its ECS Prepaid, Electronic Check Services and the Central State Legal Services businesses in consideration of $5,000,000 to be paid through the issuance of 3,333,333 shares of SURG’s common stock and a convertible promissory note in favor of the Company in the principal amount of $4,000,000 (the “SURG “Note”), convertible into SURG’s shares of common stock following the six month anniversary of the issuance date. The conversion price of the SURG Note is the volume weighted average price of SURG’s common stock over the 20 trading days prior to the conversion; provided, however, the conversion price shall never be lower than $0.10 or higher than $0.70. The Company has agreed to restrict its ability to convert the SURG Note and receive shares of common stock such that the number of shares of common stock held by it in the aggregate and its affiliates after such conversion does not exceed 4.99% of the then issued and outstanding shares of common stock. . There is no material relationship between the Company and SURG. The SURG Note is payable by SURG to the Company on the 18 month anniversary of the issuance date and does not bear interest. The SURG Note is convertible

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement between Surge Holding In. and GBT Technologies Inc. executed September 30, 2019
10.2 99.1

Convertible Promissory Note Issued by Surge Holding Inc. to GBT Technologies Inc. dated September 27, 2019, Counter Signed September 30, 2019

GBT Technologies Inc. Pro Forma Consolidated Financial Statements as of June 30, 2019; for the six months ended June 30, 2019 and for the year ended December 31, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GBT TECHNOLOGIES INC.

		By:	/s/ Douglas Davis
		Name:	Douglas Davis
		Title:	Chief Executive Officer

Date:	October 3, 2019
Santa Monica, California

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